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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): November 29, 2001


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 2001, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2001-25, Mortgage Pass-Through Certificates, Series 2001-25).


                                  CWMBS, INC.
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            (Exact name of registrant as specified in its charter)


         Delaware                        333-64564               95-4596514
----------------------------            ------------        ------------------
(State of Other Jurisdiction            (Commission          (I.R.S. Employer
      of Incorporation)                  File Number)       Identification No.)


       4500 Park Granada
     Calabasas, California                                 91302
--------------------------------                     -------------------
     (Address of Principal                               (Zip Code)
      Executive Offices)



       Registrant's telephone number, including area code (818) 225-3240


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Item 5.       Other Events.

Filing of Computational Materials

     In connection with the offering of the Mortgage Pass-Through
Certificates, Series 2001-25, Countrywide Securities Corporation ("CSC"), as the Underwriter of the Underwritten Certificates, has prepared certain materials (the "CSC Computational Materials") for distribution to its potential investors. Although the Company provided CSC with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the CSC Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The CSC Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated November 29, 2001.


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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated October 22, 2001 and the prospectus supplement dated November 27, 2001 of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2001-25.

Item 7.       Financial Statements, Pro Forma Financial
              Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1  CSC Computational Materials filed on Form SE dated November 29,
               2001

                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWMBS, INC.




                                          By:  /s/ Celia Coulter
                                               ----------------------------
                                               Celia Coulter
                                               Vice President


Dated:  November 29, 2001

                                 Exhibit Index


Exhibit                                                                  Page

99.1     CSC Computational Materials filed on Form SE
         dated November 29, 2001.                                          6

                                 EXHIBIT 99.1

     CSC Computational Materials filed on Form SE dated November 29, 2001.